SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  April 23, 2013

LAS VEGAS SANDS CORP.
(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	001-32373 (Commission File Number)	27-0099920 (IRS Employer Identification No.)

3355 LAS VEGAS BOULEVARD SOUTH LAS VEGAS, NEVADA (Address of principal executive offices)	89109 (Zip Code)

Registrant’s telephone number, including area code:  (702) 414-1000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant's Certifying Accountant

(a)  On April 23, 2013, PricewaterhouseCoopers LLP indicated to Las Vegas Sands Corp. (the “Company”), and the Company concurred, that PricewaterhouseCoopers LLP declined to stand for re-election as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.  PricewaterhouseCoopers LLP’s current appointment will terminate upon completion of its review of the Company’s condensed consolidated financial statements as of and for the quarter ended March 31, 2013, the filing of the related Form 10-Q, and completion of certain statutory audit services.

The Audit Committee is currently in the process of selecting an independent registered public accounting firm to replace PricewaterhouseCoopers LLP and intends to authorize PricewaterhouseCoopers LLP to respond fully to any inquiries of the successor firm.

The reports of PricewaterhouseCoopers LLP on the Company’s consolidated financial statements for the fiscal years ended December 31, 2012 and 2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2012 and 2011 and through April 23, 2013, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such years.

During the fiscal years ended December 31, 2012 and 2011 and through April 23, 2013, there have been no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided PricewaterhouseCoopers LLP with a copy of the disclosures it is making in this Form 8-K in response to Item 304(a) of Regulation S-K and has requested that PricewaterhouseCoopers LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter, dated April 25, 2013, is filed as Exhibit 16 to this Form 8-K.

Item 9.01   Financial Statements and Exhibits

(d)  Exhibits.

16           Letter from PricewaterhouseCoopers LLP, dated April 25, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  April 26, 2013

LAS VEGAS SANDS CORP.

By:	/s/ Kenneth J. Kay
Name:	Kenneth J. Kay
Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

16           Letter from PricewaterhouseCoopers LLP, dated April 25, 2013